UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: July 2020

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		Not applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		Not applicable
Schedule of Professional Fees Paid	MOR-1b	X		Not applicable
Copies of bank statements		X		Not applicable
Cash disbursements journals		X		Not applicable
Statement of Operations	MOR-2	X		Not applicable
Balance Sheet	MOR-3	X		Not applicable
Status of Postpetition Taxes	MOR-4	X		Not applicable
Copies of IRS Form 6123 or payment receipt		NA		Not applicable
Copies of tax returns filed during reporting period		NA		Not applicable
Summary of Unpaid Postpetition Debts	MOR-4	X		Not applicable
Listing of aged accounts payable	MOR-4	X		Not applicable
Accounts Receivable Reconciliation and Aging	MOR-5	X		Not applicable
Debtor Questionnaire	MOR-5	X		Not applicable

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor

Date

Not Applicable
Signature of Joint Debtor

Not Applicable
Date

/s/ Samuel J. Montes
Signature of Authorized Individual*

08/19/2020
Date

Samuel J. Montes
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

Docket No. 143
8/19/20

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: July 2020

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	Bank Accounts				Current Month		Cumulative Filing to Date	
	Operating	Payroll	Disbursement	Utility	Actual	Projected	Actual	Projected
Cash Beginning of Period	$ 22,646	$ 5,969	$ 192,895	$ -	$ 221,510	$ 221,664	$ 221,510	$ 221,664
RECEIPTS								
Cash Sales	-	-	-	-	-	-	-	-
Accounts Receivable	-	-	861	-	861	-	861	-
Loans and Advances	721,845	80,000	1,000,000	3,095	1,804,940	1,804,940	1,804,940	1,804,940
Sale of Assets	-	-	-	-	-	-	-	-
Mortgage investment income	-	-	-	-	-	-	-	-
Other - Release of Lender Restricted Funds	-	-	-	-	-	-	-	-
TOTAL RECEIPTS	721,845	80,000	1,000,861	3,095	1,805,801	1,804,940	1,805,801	1,804,940
DISBURSEMENTS								
Net Payroll	-	76,351	-	-	76,351	75,000	76,351	75,000
Payroll Taxes	-	-	-	-	-	-	-	-
Sales, Use and Other Taxes	-	-	-	-	-	-	-	-
Inventory Purchases	-	-	-	-	-	-	-	-
Secured/Rental/Leases	-	-	-	-	-	-	-	-
Insurance	-	-	4,500	-	4,500	-	4,500	-
Administrative & Selling	-	-	-	-	-	-	-	-
Professional Fees (ordinary course)	-	-	-	-	-	65,048	-	65,048
Other - MacArthur deficit funding and Cap Ex	-	-	-	-	-	-	-	-
Other - Hotel Fund Preferred Member Distributions	-	-	-	-	-	-	-	-
Other - MacArthur Debt Service	-	-	-	-	-	-	-	-
Other - Preferred Shareholder Redemption	-	-	-	-	-	-	-	-
Other - Common Shareholder Redemption	-	-	-	-	-	-	-	-
Professional Fees - Restructuring	-	-	604,970	-	604,970	666,095	604,970	666,095
US Trustee Fees	-	-	-	-	-	-	-	-
Court Costs	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	-	76,351	609,470	-	685,821	806,143	685,821	806,143
NET CASH FLOW	721,845	3,649	391,391	3,095	1,119,980	998,797	1,119,980	998,797
(Receipts Less Disbursements)								
Cash End of Period	**$ 744,491**	**$ 9,618**	**$ 584,286**	**$ 3,095**	**$ 1,341,490**	**$ 1,220,461**	**$ 1,341,490**	**$ 1,220,461**

FORM MOR-3
(04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: July 2020 MOR-1a BANK ACCOUNTS 1 Account Period-end Bank Name Account Type Number Bank Balance 1st Century Bank Operating Account Ending in 1914 $744,490.90 1st Century Bank Payroll Account Ending in 5979 9,617.86 1st Century Bank Disbursement Account Ending in 5952 584,286.00 1st Century Bank Utilities Account Ending in 6002 3,095.00 T otal Bank Balance $1,341,489.76 1An attestation regarding the Debtor's bank statements and bank-account reconciliations follows this schedule. FORM MOR-3 (04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: July 2020 MOR-1a ATTESTATION REGARDING BANK ACCOUNTS The above-captioned Debtor hereby submits this attestation regarding disbursement journals and bank-account reconciliations in lieu of providing copies of bank statements and account reconciliations. I attest that each of the bank accounts listed in the preceding schedule is reconciled to monthly bank statements. The Debtor's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 20 days after month end. /s/ Samuel J. Montes 08/19/2020 Signature of Authorized Individual Date Samuel J. Montes Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual FORM MOR-3 (04/07)

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: July 2020

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Expense Distribution (Paid Only)

.allpe

Period: From 07/2020 to 07/2020

Account Code	Account Name	Payee Code	Payee Name	Payable Control	Batch	Property	Invoice #	Invoice Date	Period	Payment method	Amount	Check Control	Check #	Check Date	Notes
173500-1010	Retainers Consulting														
		donl001	Donlin, Recano & Company, Inc.	P-19887	3507	imhfc	1454-1	7/24/2020	07-2020	Check	-670.50	K-13358	20200724	7/24/2020	Retainer - Notice &consent Solicitation Agent in BK Case
Total 173500-1010											-670.50				
612000-7000	Consulting Restructuring														
		donl001	Donlin, Recano & Company, Inc.	P-19887	3507	imhfc	1454-1	7/24/2020	07-2020	Check	670.50	K-13358	20200724	7/24/2020	Pre-petition Services in connection with Chapter 11 Filing Programming & Consulting Fees
Total 612000-7000											670.50				
613000-7000	Legal Restructuring														
		hahnh001	Hahn & Hessen LLP	P-19747	3484	imhfc	183238	7/29/2020	07-2020	Check	58,403.35	K-13353	20200729	7/29/2020	JPM Debtor-In-Possession Legal Restructure Expense
		hahnh001	Hahn & Hessen LLP	P-19893	3509	imhfc	183414	7/23/2020	07-2020	Check	327,657.84	K-13354	20200729	7/29/2020	Negotiating/Documenting Restructuring Support Agreement/Debtor-In, Possession Financing Arrangements
		landi001	Landis Rath & Cobb LLP	P-19894	3509	imhfc	20200723	7/23/2020	07-2020	Check	218,908.59	K-13355	20200729	7/29/2020	Draft, Review, Revise and Analyze First Day Operational Pleadings
Total 613000-7000											604,969.78				
Grand Total											604,969.78				

FORM MOR-3
(04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: July 2020 STATEMENT OF OPERATIONS (Income Statement) The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid. For the period July 23, 2020 through July 31, 2020 (Unaudited) REVENUES July 23, 2020 through Cumulative July 31, 2020 Filing to Date Gross Revenue $ - $ - Net Revenue - - OPERATING EXPENSES Accounting Fees 12,991 12,991 Salary Expense 53,805 53,805 Benefits Expense 38,249 38,249 Insurance expense 35,285 35,285 Rent Expense 14,723 14,723 Office & Supplies Expense 987 987 Computer Expense 7,472 7,472 Security Expense 3,600 3,600 Travel & Meal Expense 3,694 3,694 Board Expense 25,000 25,000 Franchise Tax Expense 16,667 16,667 Bank Fee Expense 412 412 Total Operating Expenses Before Depreciation 212,886 212,886 Depreciation Expense 8,980 8,980 Net (Loss) Before Other Expenses (221,866) (221,866) OTHER EXPENSES Interest Expense 2,422 2,422 Net (Loss) Before Reorganizational Items (224,288) (224,288) REORGINIZATION ITEMS Consulting Fees Restructuring 671 671 Legal Fees 677,173 677,173 Total Reorganizational Expense 677,844 677,844 Net Loss $ (902,132) $ (902,132) FORM MOR-3 (04/07)

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: July 2020

BALANCE SHEET

As of July 31, 2020

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE July 23, 2020
Unrestricted Cash and Equivalents	$ 1,341,490	$ 271,592
Prepaid Insurance & Deposits	374,671	681,469
Professional Retainers	24,330	55,000
Other Assets	81,819	70,655
Right of Use Office Rent Lease Asset, Net	543,461	562,780
	2,365,771	1,641,496
PROPERTY AND EQUIPMENT		
Furniture, Fixtures, and Office Equipment	197,304	197,304
Leasehold Improvements	389,499	389,499
Software	669,136	669,136
Less: Accumulated Depreciation	(1,015,058)	(1,006,117)
TOTAL PROPERTY AND EQUIPMENT	240,882	249,822
TOTAL ASSETS	$ 2,606,652	$ 1,891,319
LIABILITIES AND OWNERS EQUITY		
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	$ 47,988	$ -
Accrued Expenses	33,278	-
Office Rent Lease Liability	-	-
Accrued Payroll and Related Liabilities	380,500	-
Interest Payable	2,422	-
PPP SBA Loan Note Payable	-	-
Debtor-In-Posession Credit Facility	1,804,940	-
Dividends Payable	339,167	-
TOTAL POSTPETITION LIABLITIES	2,608,296	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Accounts Payable	$ 94,239	94,239
Accrued Expenses	1,472,682	2,077,651
Office Rent Lease Liability	621,358	643,043
Accrued Payroll and Related Liabilities	524,884	524,884
Interest Payable	950	950
PPP SBA Loan Note Payable	444,000	444,000
Debtor-In-Posession Credit Facility	-	-
Dividend Payable	3,992,961	3,992,961
TOTAL PREPETITION LIABLITIES	7,151,073	7,777,728
TOTAL LIABLITIES	9,759,369	7,777,728
SHAREHOLDERS' AND OWNER EQUITY		
Series B Preferred Stock	55,127,432	55,015,221
Series A Preferred Stock	21,837,993	21,833,126
Common Stock	190,844	190,844
Treasury Stock	(7,285,688)	(7,285,688)
Paid-in Capital	701,085,419	701,085,419
Retained Earnings (Deficit) - Pre-Petition	(777,206,585)	(776,725,332)
Retained Earnings (Deficit) - Post-Petition	(902,132)	-
NET OWNER EQUITY	(7,152,717)	(5,886,410)
Total Liabilities and Owners Equity	$ 2,606,652	$ 1,891,319

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-3
(04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: July 2020 STATUS OF POSTPETITION TAXES July 23, 2020 through July 31, 2020 (Unaudited) The Debtor believes that the only taxes incurred Post-Petition are Payroll related in nature. For the Court’s benefit, the Debtors’ payroll processor, Oasis Outsourcing, A PAYCHEX Company, withholds all applicable payroll taxes. As such, the Debtors believe that they are current on all Post-Petition tax obligations. FORM MOR-4 (04/07)

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: July 2020

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Payables Aging Report

imhfc imhms imhdisb

Period: 07/2020

As of : 08/01/2020

Property Code	Property Name	Payee Code	Payee Name	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed
imhfc	IMH Financial Corporation							
		1cbvi001	1CB Visa	-11,801.98	-9,301.98	-2,500.00	0.00	0.00
		bulle001	Bulletproof Securities Inc.	3,600.00	3,600.00	0.00	0.00	0.00
		centu001	CenturyLink (Office Phone)	1,556.23	1,556.23	0.00	0.00	0.00
		cisco001	Cisco	25.00	25.00	0.00	0.00	0.00
		compu001	ComputerShare	7,733.88	7,733.88	0.00	0.00	0.00
		delaw002	Delaware Secretary of State (LLC Tax)	40,000.00	40,000.00	0.00	0.00	0.00
		gibso003	Gibson, Dunn & Crutcher LLP	32,258.76	0.00	14,935.76	17,323.00	0.00
		holla001	Holland & Knight LLP	19,164.50	0.00	19,164.50	0.00	0.00
		ironm001	Iron Mountain	1,142.77	0.00	1,142.77	0.00	0.00
		maris001	Marisol Marketing	150.00	150.00	0.00	0.00	0.00
		neust001	Neustar	135.00	0.00	135.00	0.00	0.00
		phoen005	PHOENIX NAP, LLC	466.35	466.35	0.00	0.00	0.00
		proco001	ProCopy Office Solutions, INC.	47.71	47.71	0.00	0.00	0.00
		squir002	Squire Patton Boggs (US) LLP	23,665.42	0.00	0.00	0.00	23,665.42
		stapl001	Staples Contract & Commercial	120.23	120.23	0.00	0.00	0.00
		ulmer001	Ulmer Berne, LLP	22,342.89	13,540.60	8,802.29	0.00	0.00
		veriz001	Verizon	1,577.87	1,577.87	0.00	0.00	0.00
Total imhfc				142,184.63	59,515.89	41,680.32	17,323.00	23,665.42
imhms	IMH Management Services, LLC							
		cimpl001	Cimplx.	42.73	0.00	42.73	0.00	0.00
Total imhms				42.73	0.00	42.73	0.00	0.00
Grand Total				142,227.36	59,515.89	41,723.05	17,323.00	23,665.42

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-5
(04/07)

UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: July 2020 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING – Not Applicable Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period + Amounts billed during the period - Amounts collected during the period Total Accounts Receivable at the end of the reporting period Accounts Receivable Aging Amount 0 - 30 days old 31 - 60 days old 61 - 90 days old 91+ days old Total Accounts Receivable Amount considered uncollectible (Bad Debt) Accounts Receivable (Net) DEBTOR QUESTIONNAIRE Must be completed each month Yes No 1. Have any assets been sold or transferred outside the normal course of business X this reporting period? If yes, provide an explanation below. 2. Have any funds been disbursed from any account other than a debtor in possession X account this reporting period? If yes, provide an explanation below. 3. Have all postpetition tax returns been timely filed? If no, provide an explanation N/A below. 4. Are workers compensation, general liability and other necessary insurance X coverages in effect? If no, provide an explanation below. 5. Has any bank account been opened during the reporting period? If yes, provide X documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

CERTIFICATE OF SERVICE I, Stacy L. Newman, hereby certify that, on August 19, 2020, I caused one copy of the foregoing to be served upon the party below via electronic mail. Office of the United States Trustee Benjamin A. Hackman 844 King Street, Suite 2207 Lockbox 35 Wilmington, DE 19801 Email: Benjamin.A.Hackman@usdoj.gov /s/ Stacy L. Newman Stacy L. Newman (#5044) {01594906;v1 }

8/19/2020 Internal CM/ECF Live Database Miscellaneous: 20-11858-CSS IMH Financial Corporation Type: bk Chapter: 11 v Office: 1 (Delaware) Assets: y Judge: CSS Case Flag: LeadSC, CLMSAGNT, MEGA U.S. Bankruptcy Court District of Delaware Notice of Electronic Filing The following transaction was received from Stacy L. Newman entered on 8/19/2020 at 4:31 PM EDT and filed on 8/19/2020 Case Name: IMH Financial Corporation Case Number: 20-11858-CSS Document Number: 143 Docket Text: Debtor-In-Possession Monthly Operating Report for Filing Period July 2020 Filed by IMH Financial Corporation. (Attachments: # (1) Certificate of Service) (Newman, Stacy) The following document(s) are associated with this transaction: Document description:Main Document Original filename:01599112.PDF Electronic document Stamp: [STAMP bkecfStamp_ID=983460418 [Date=8/19/2020] [FileNumber=16578346-0 ] [5240990263414fbbac913cf3d56b215492735152b10c1c7a2a5d8fb0593e8c29df3 268a4144dc49a455fee43903aa94510d21c93689768df247b77724804b134]] Document description:Certificate of Service Original filename:C:\fakepath\01599113.PDF Electronic document Stamp: [STAMP bkecfStamp_ID=983460418 [Date=8/19/2020] [FileNumber=16578346-1 ] [6ce8388e6d57a6c9b09abe67938637453646974255b8741686229444ca47e67b692 76981b682a8cd9d7e67e3d001d685f7fdd9b40eb373dce0414abfe88ea940]] 20-11858-CSS Notice will be electronically mailed to: William Pierce Bowden on behalf of Debtor IMH Financial Corporation wbowden@ashby-geddes.com Richard Scott Cobb on behalf of Interested Party JPMorgan Chase Funding Inc. cobb@lrclaw.com, ramirez@lrclaw.com;rogers@lrclaw.com;snyder@lrclaw.com;dellose@lrclaw.com;snyder@lrclaw.com Donlin, Recano & Company, Inc. ljordan@donlinrecano.com Katharina Earle on behalf of Debtor IMH Financial Corporation kearle@ashbygeddes.com W. Keith Fendrick on behalf of Interested Party The Special Committee of IMH Financial Corporation https://ecf.deb.uscourts.gov/cgi-bin/Dispatch.pl?701194029660359 1/4